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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 Current Report

                               Dated May 17, 2006

                                       of


                                ZALE CORPORATION

                             A Delaware Corporation
                   IRS Employer Identification No. 75-0675400
                            SEC File Number 001-04129

                            901 West Walnut Hill Lane
                               Irving, Texas 75038
                                 (972) 580-4000




[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Securities Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Securities Act (17 CFR 240.13e-2(c))



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Item 2.02. Results of Operations and Financial Condition

        On May 17, 2006, Zale Corporation issued a press release reporting its financial results for the third fiscal quarter ended April 30, 2006. A copy of the press release is being furnished as Exhibit 99.1 and is incorporated herein by reference.

        The attached press release includes a presentation of earnings and earnings per share for the third quarter ended April 30, 2006, excluding a benefit from the settlement of certain retirement benefit obligations, a charge for Chief Operating Officer severance, and a charge related to the closing of certain Bailey Banks & Biddle locations. In addition, the attached press release includes earnings and earnings per share for the nine months ended April 30, 2006, that exclude charges related to the closing of certain Bailey Banks & Biddle locations, a charge related to Chief Executive Officer and Chief Operating Officer severance, a tax benefit related to income repatriated from Canada under the American Jobs Creation Act, and a benefit resulting from the settlement of certain retirement benefit obligations. Earnings and earnings per share excluding such items are not measures of financial performance under GAAP and should not be considered as alternatives to earnings and earnings per share as computed under GAAP for the applicable period.

        The Company believes that a presentation of earnings and earnings per share excluding these items is helpful to investors. Management will use earnings and earnings per share measures adjusted to exclude these items as part of its evaluation of the performance of the Company. Further, the Company believes the adjusted earnings and earnings per share measures provide useful information to investors because the items excluded relate to events that had a significant impact during the quarter and will recur with unpredictable frequency in the future.

        The information set forth under this Item 2.02 and in Exhibit 99.1 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




         ZALE CORPORATION
         ----------------
         Registrant


Date:  May 17, 2006                       By:  /s/ Cynthia T. Gordon
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                                                   Cynthia T. Gordon
                                                   Senior Vice President,
                                                   Controller
                                                   (principal accounting officer
                                                   of the Registrant)



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                                  EXHIBIT INDEX
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99.1             Press Release of Zale Corporation issued May 17, 2006.